THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED HEREIN), EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE AND FOREIGN SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

EPIC STORES CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(UNITS – US$0.20 PER UNIT)

INSTRUCTIONS TO SUBSCRIBER

1.	You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.
2.	You must pay the subscription proceeds by wire transfer to the Issuer or the Issuer’s counsel pursuant to wiring instructions to be provided by the Issuer.

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EPIC STORES CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Epic Stores Corp. (the “Issuer”) that number of units of the Issuer (each, a “Unit”) set out below at a price of US$0.20 per Unit. Each Unit is comprised of one share of common stock in the capital of the Issuer (each, a “Share”) and one transferable common share purchase warrant (each, a “Warrant”). Each Warrant will entitle the holder thereof to acquire one Share (each, a “Warrant Share”) at a price of US$0.30 per Warrant Share until 5:00 p.m. (Pacific Standard Time) on the date of expiration of the Warrant, which will be two years following the Closing Date (as defined herein). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units”.

Subscriber Information Turnstone Capital Inc.	Units to be Purchased 1,250,000
(Name of Subscriber)	(Number of Units)

Account Reference (if applicable): _______________
X _______________ (Signature of Subscriber – if the Subscriber is an Individual)	Total Subscription Price: $250,000.00 (the “Subscription Amount”, plus wire fees if applicable)

X _______________

(Signature of Authorized Signatory – if the Subscriber is not an Individual)

Yenny Martinez, Director

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)

_______________

(SIN, SSN, or other Tax Identification Number of the Subscriber)

25 Mason Complex, Stoney Ground, PO Box 193

(Subscriber’s Address, including postal or zip code)

Stoney Ground The Valley, British Anguilla

_______________

(Telephone Number)

_______________

(Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

_______________

(Name of Disclosed Principal)

_______________

(Address of Disclosed Principal)

_______________

(Account Reference, if applicable)

_______________

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Units as set forth below:

_______________

(Name to Appear on Certificates Representing Shares or Warrants)

_______________

(Account Reference, if applicable)

_______________

(Address, including postal or zip code)

Deliver the Units as set forth below:

_______________

(Attention - Name)

_______________

(Account Reference, if applicable)

_______________

(Street Address, including postal or zip code – no PO Boxes permitted)

_______________

(Telephone Number)

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Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by, the Subscriber, if any (i.e., shares, warrants, options):

_______________

_______________

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ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the ____ day of _____________, 2015 (the “Closing Date”).

EPIC STORES CORP.

Per:_______________
Authorized Signatory

Address:	20805 North 19th Avenue, Ste. 2 Phoenix, AZ 85027 Attention: Zach Bradford

Email: zach@consultbc.com

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.	Subscription

1.1                                        On the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Units as is set forth on page 2 of this Agreement at a price of $0.20 per Unit (such subscription and agreement to purchase being the “Subscription”), for the Subscription Amount, as set forth on page 2 of this Agreement.

1.2                                        Each Unit will consist of one Share and one Warrant. The Warrants will be transferable. Each Warrant will entitle the holder thereof to purchase one Warrant Share, as presently constituted, for a period of two years commencing from the Closing Date (as defined herein) at an exercise price of $0.30 per Warrant Share. The Units, Shares, Warrants and Warrant Shares are referred to herein as the “Securities”.

1.3                                        The Issuer hereby agrees to sell the Units to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement. Subject to the terms of this Agreement, this Agreement will be effective upon its acceptance by the Issuer.

1.4                                        The Subscriber acknowledges that the Units have been offered to the Subscriber as part of an offer by the Issuer of such number or amount as may be determined by the board of directors of the Issuer in its sole discretion (the “Offering”).

1.5                                        All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2.	Payment

2.1                                        The Subscription Amount must accompany this Subscription and will be paid by wire transfer to the Issuer or the Issuer’s counsel pursuant to wiring instructions to be provided by the Issuer. Any Subscription Amount received by the Issuer or the Issuer’s counsel in advance of the Closing (as defined below) will be held in trust by the Issuer or the Issuer’s counsel for the Subscriber until the Closing and shall not bear interest.

2.2                                        The completion of the purchase and sale, and the issuance, of the Units subscribed for under this Agreement (the “Closing”) will take place on the Closing Date, which will be determined at the sole discretion of the Issuer. The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by the Issuer in escrow until the Closing. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3.	Documents Required from Subscriber

3.1                                        The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement; and
(b)	such other supporting documentation as the Issuer or the Issuer’s legal counsel (the “Issuer’s Counsel”) may request to establish the Subscriber’s qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

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3.2                                        As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be reasonably required by any regulatory authorities or applicable laws.

3.3                                        The Issuer and the Subscriber acknowledge and agree that Clark Wilson LLP (the “Issuer’s Counsel”) has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.	Conditions and Closing

4.1                                        The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion. The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2                                        The Closing will be conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents for the Offering;
(b)	the Issuer having received a completed copy of this Agreement and the Subscription Amount; and
(c)	the issue and sale of the Units being exempt from the requirement to file a prospectus under applicable securities laws relating to the sale of the Units, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus.

4.3                                        The Subscriber acknowledges that the certificates representing the Shares and the Warrants will be available for delivery to the Subscriber within five business days following the Closing Date.

5.	Acknowledgements and Agreements of the Subscriber

5.1                                        The Subscriber acknowledges and agrees that:

(a)	none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold, directly or indirectly, in the United States or, to, or for the account or benefit of, any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state or other securities laws;
(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;
(c)	the Issuer will refuse to register the transfer of any of the Securities to a person in the United States, to a U.S. Person or to a person acting for the account or benefit of a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state or other securities laws;
(d)	the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this
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Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(e)	there are risks associated with the purchase of the Securities, including the risk that the Subscriber may lose its entire investment;
(f)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;
(g)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer in connection with the Offering;
(h)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);
(i)	all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;
(j)	the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;
(k)	any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee, including resale restrictions imposed under United States securities laws and it is the responsibility of the Subscriber to find out what applicable resale restrictions are and to comply with such restrictions before selling any of the Securities;
(l)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:
(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions with respect to the Securities;
(m)	there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities, and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;
(n)	no documents in connection with the issuance of the Securities have been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any other securities regulators;
(o)	neither the SEC nor any similar regulatory authorities in any other jurisdictions have reviewed or passed on the merits of any of the Securities;
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(p)	there is no government or other insurance covering any of the Securities;
(q)	the Securities are, and will be, “restricted securities” as such term is defined under Rule 144 of the 1933 Act and will be subject to a hold period in relation to offers and sales of the Securities, which may be an indefinite period of time, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any such securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of such securities, except:
(i)	to the Issuer,
(ii)	outside the United States in an “offshore transaction” in compliance with the requirements of Rule 904 of Regulation S, if available, and in compliance with applicable local laws and regulations,
(iii)	in compliance with the exemption from registration under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws, or
(iv)	in a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and
(v)	in the case of subparagraph (iii) or (iv), it has furnished to the Issuer an opinion of counsel of recognized standing in form and substance reasonably satisfactory to counsel to the Issuer to such effect; and
(r)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.
6.	Representations and Warranties of the Subscriber

6.1                                        The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;
(b)	the Subscriber is not in the United States, is not a U.S. Person, is not purchasing the Securities for the account or benefit of a U.S. Person, did not receive the offer to buy the Securities while in the United States and it (or its authorized signatory) was outside of the United States at the time its buy order was placed and this Agreement was executed;
(c)	offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or pursuant to an exemption therefrom, and all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom, and in each case only in accordance with applicable state, provincial and foreign securities laws;
(d)	it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the sale of the Securities;
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(e)	hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws;
(f)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities;
(g)	the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions;
(h)	the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities;
(i)	the purchase of the Securities by the Subscriber does not trigger:
(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or
(ii)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction;
(j)	the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsection (i) to the satisfaction of the Issuer, acting reasonably;
(k)	the Subscriber: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, (iv) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and (v) can afford the complete loss of the Subscription Amount;
(l)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;
(m)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;
(n)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;
(o)	the Subscriber has received and carefully read this Agreement;
(p)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including that the Subscriber could lose its entire investment;
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(q)	the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;
(r)	the Subscriber is purchasing the Securities as principal for its own account for investment purposes only and not for the account of any other person, and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Subscriber has not subdivided its interest in any of the Securities with any other person;
(s)	the Subscriber (i) is able to fend for itself in this Subscription, (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;
(t)	the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;
(u)	the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;
(v)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities, or
(iii)	as to the future price or value of any of the Securities;
(w)	the funds representing the Subscription Amount will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Issuer’s name and other information relating to this Agreement and the Subscription, on a confidential basis, pursuant to the PATRIOT Act; and
(x)	no portion of the Subscription Amount to be provided by the Subscriber: (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and (iii) the Subscriber shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and will provide the Issuer with appropriate information in connection therewith.

6.2                                        In this Agreement, the term “U.S. Person” has the meaning ascribed thereto in Regulation S, and, for the purpose of this Agreement, includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

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7.	Representations and Warranties will be Relied Upon by the Issuer

7.1                                        The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement are made by the Subscriber with the intention that such representations and warranties will be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificate(s) representing the Securities, it will be representing and warranting that the representations and warranties contained herein are true and correct at the time of delivery with the same force and effect as if they had been made by the Subscriber at such time, and that they will survive the purchase by the Subscriber of the Securities, and will continue in full force and effect thereafter for the benefit of the Issuer, notwithstanding any subsequent disposition by the Subscriber of the Securities.

8.	Piggyback Registration Rights

8.1                                        If the Issuer determines to proceed with the preparation and filing with the SEC of a registration statement (the “Registration Statement”) relating to an offering for its own account or the account of others under the 1933 Act of any of its shares of common stock, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or its then equivalents relating to equity securities issuable in connection with stock option or other employee benefit plans, the Issuer shall send to the Subscriber written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Subscriber shall so request in writing, the Issuer will cause the registration under the 1933 Act of the Shares and the Warrants (the “Registrable Securities”), provided that if at any time after giving written notice of its intention to register any of its shares of common stock and prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason not to register or to delay registration of such common stock, the Issuer may, at its election, give written notice of such determination to the Subscriber and, thereupon: (a) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such registration, and (b) in the case of a determination to delay registering, shall be permitted to delay registering the Registrable Securities for the same period as the delay in registering such other common stock. The Issuer shall include in such registration statement all or any part of the Registrable Securities provided however that the Issuer shall not be required to register any shares that are eligible for sale pursuant to Rule 144 of the 1933 Act. Notwithstanding any other provision in this Section 8, if the Issuer receives a comment from the SEC which effectively results in the Issuer having to reduce the number of Registrable Securities included on such Registration Statement, then the Issuer may, in its sole discretion, reduce on a pro rata basis the number of Registrable Securities to be included in such Registration Statement.

8.2                                        In connection with each Registration Statement described in this Section 8, the Subscriber will furnish to the Issuer in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Issuer may require the Subscriber to furnish to the Issuer a certified statement as to the number of shares of common stock beneficially owned by the Subscriber and the name of the natural person thereof that has voting and dispositive control over the shares.

8.3                                        All fees and expenses incident to the performance of or compliance with the filing of the Registration Statement shall be borne by the Issuer whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation: (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with Nasdaq or other exchange or quotation service on which the common stock of the Issuer is then listed for trading, and (ii) in compliance with applicable state securities or Blue Sky laws), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Issuer, (e) 1933 Act liability insurance, if the Issuer so desires such insurance, and (vi) fees and expenses of all other persons retained by the Issuer in connection with the filing of the Registration Statement. In addition, the Issuer shall be responsible for all of its internal expenses incurred in connection with the filing of the Registration Statement (including, without limitation, all salaries and expenses of its officers and

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employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, if applicable. In no event shall the Issuer be responsible for any broker or similar commissions or, except to the extent provided for hereunder, any legal fees or other costs of the Subscriber.

8.4                                        The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify and hold harmless the Subscriber, its officers, directors, agents and employees, and each person who controls the Subscriber (within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934 (the “1934 Act”) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent, that: (a) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein, or to the extent that such information relates to the Subscriber or the Subscriber’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement, or in any amendment or supplement thereto or (b) the use by the Subscriber of an outdated or defective Registration Statement after the Issuer has notified the Subscriber in writing that the Registration Statement is outdated or defective.

8.5                                        The Subscriber shall indemnify and hold harmless the Issuer, its directors, officers, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (a) the Subscriber’s failure to comply with the prospectus delivery requirements of the 1933 Act or (b) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Subscriber to the Issuer specifically for inclusion in the Registration Statement or (ii) to the extent that such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein, or (iii) to the extent that such information relates to the Subscriber or the Subscriber’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement or in any amendment or supplement thereto or (c) the use by the Subscriber of an outdated or defective Registration Statement after the Issuer has notified the Subscriber in writing that the Registration Statement is outdated or defective. In no event shall the liability of the Subscriber hereunder be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation.

8.6                                        If a claim for indemnification hereunder is unavailable to either the Issuer or the Subscriber (in each case, an “Indemnified Party” or “Indemnified Parties”, as applicable) (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Subscription, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was

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available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this section, no Subscriber shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Subscriber from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Subscriber has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the Subscriber.

9.	Legending of Securities

9.1                                        The Subscriber hereby acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under applicable securities laws, any certificates representing any of the Securities will bear legends in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT IN THE UNITED STATES OR ARE NOT U.S. PERSONS AND ARE NOT ACTING FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

9.2                                        The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

9.3                                        The Subscriber acknowledges that any applicable hold periods, including under MI 51-105 or Rule 144 under the 1933 Act, may be indefinite and the Subscriber may not trade or resell the Securities for an indefinite period.

10.	Collection of Personal Information

10.1                                    The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities; (b) the Issuer’s registrar and transfer agent; (c) any tax authorities; (d) authorities pursuant to any money laundering or terrorist financing legislation; and (e) any of the other parties involved in the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for

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the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws. Notwithstanding that the Subscriber may be purchasing the Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

10.2                                    The Subscriber is hereby notified and agrees that:

(a)                 the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including the SEC and/or any state or international securities commissions or similar regulatory authorities (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of Shares or other securities of the Issuer owned by the Subscriber, the number of Units purchased by the Subscriber, the total Subscription Amount paid for the Units, the prospectus exemption relied on by the Issuer and the date of distribution of the Units;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws; and
(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws.
11.	Costs

11.1                                    The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units will be borne by the Subscriber.

12.	Governing Law

12.1                                    This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the State of Nevada.

13.	Survival

13.1                                    This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Units by the Subscriber.

14.	Assignment

14.1                                    This Agreement is not transferable or assignable.

15.	Severability

15.1                                    The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.	Entire Agreement

16.1                                    Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire

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agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

17.	Notices

17.1                                    All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

18.	Counterparts and Electronic Means

18.1                                    This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

19.	Indemnity

19.1                                    The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any other document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

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